YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus BASIC GNMA Fund. For the 12-month period ended December 31, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 4.71%,* compared to 6.93% for the Lehman Brothers GNMA Index.** Income dividends paid from net investment income amounted to approximately $0.971 per share, representing a distribution rate per share of 6.45%.***

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed

MARKET ENVIRONMENT

  During the fourth quarter of 1998, U.S. interest rates reached new lows in yield. This can largely be attributed to the tremendous flight to quality, or maybe more appropriately, the financial panic that occurred in the worldwide bond markets. With several Japanese-based global financial institutions filing for bankruptcy protection, worldwide liquidity reached dangerously low levels. This led to widespread demand for U.S. Treasuries, pushing interest rates lower, and to mass liquidations of many types of fixed income securities.

  As  one  might  expect, the market for mortgage-backed securities faced a very difficult time, especially in September and October. As shown by the Mortgage Banker Association' s Index, homeowner refinancing activity reached an all-time high during the month of October. That activity is the primary contributor to mortgage-backed securities prepayments; hence, the prepayment spreads of both agency and non-agency mortgage-backed securities reached some of the highest levels in history. All this contributed to the underperformance of mortgage-backed securities when compared to U.S. Treasuries for the year.

  The flight to quality frenzy that occurred in September and October shook other areas of the mortgage-backed securities market as well. Most notable was the liquidation of large holdings of the huge hedge fund, Long Term Capital. Their holdings included large quantities of high quality, residential and commercial mortgage-backed securities. Their forced liquidation of billions of dollars of commercial mortgage-backed securities overwhelmed the market, causing an imbalance in its supply and demand. This imbalance resulted in the sudden widening of the yield spread by over 100 basis points on AAA commercial mortgage-backed securities.

  Fortunately, the Fed saw fit to continue cutting the Fed funds rate. This has helped bring greater liquidity back into the market, and the supply-and-demand imbalance has begun to normalize.

PORTFOLIO OVERVIEW

  As might be expected, during this dramatic shift in the fixed-income markets, we did make some significant changes to the Fund's holdings. Most notably, we increased the Fund' s average effective duration to be longer than the Lehman Brothers GNMA Index, which helped the performance of the Fund. Consistent with our anticipation of faster mortgage loan refinancing, we've also continued to look for further prepayment protection. Hence, we have continued to add discounted GNMA 30-year pass-through securities to the portfolio. We have also
continued    to    sell    our    higher    dollar-priced    securities.

  With the significant shifts in the market discussed above, liquidity has been at a premium; hence, we have continued to use our existing GNMA adjustable rate, mortgage-backed securities (ARMs) as a highly liquid, yield-improving cash substitute. Even though mortgage prepayments have been at extremely high levels, discount GNMA ARMs have continued to add additional yield and liquidity to the Fund.

  During the month of December, we were able to sell approximately 14% of our GNMA project loans at a significant premium to their normal market value into a Wall Street securitization (also known as a FNMA ACES REMIC). We have since replaced approximately 6% of these assets at cheaper, higher yields. It is our conviction that GNMA project loans will continue to add stability to the Fund and protection as it faces the current mortgage-refinancing wave that we think will continue to challenge the GNMA mortgage-backed securities marketplace.

  Lastly, we continue to feel commercial mortgage-backed securities in the portfolio are among the best opportunities in the fixed-income marketplace today. Even though this allocation to CMBS was the primary reason for the Fund's weaker performance during the months of September and October, we have continued to hold this position. In the last two months of 1998, the CMBS market began its return to market equilibrium. Spreads on AAA-rated, 10-year CMBS have moved in dramatically, from the very depressed level of 210 basis points that they reached in the peak of the liquidity crisis, to a spread of 130 basis points
(over    the    10-year    Treasury)    today.

               Sincerely,


               [Michael Hoeh signature]


               Michael Hoeh

               Portfolio Manager

January 15, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LEHMAN BROTHERS--The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.



DREYFUS BASIC GNMA FUND                                     DECEMBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC GNMA FUND
                      AND THE LEHMAN BROTHERS GNMA INDEX

                                    Dollars

$24,216

Lehman Brothers GNMA Index*

$21,544

Dreyfus BASIC GNMA Fund

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                     December 31, 1998                 December 31, 1998                December 31, 1998
                     ___________________               ___________________              ___________________
                            4.71%                            6.78%                            7.98%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus BASIC GNMA Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                                                                                Principal

Bonds and Notes--162.5%                                                                          Amount               Value
-------------------------------------------------------                                       _____________        ____________
U.S. Government Agencies/Mortgage-Backed Securities--114.0%

Government National Mortgage Association I:

   6%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 16,500,000  (a)   $ 16,360,740

   6.50% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,500,000  (a)     13,605,435

   6.50%, 10/15/2010-12/15/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,244,859           4,294,995

   6.50%, 4/15/2011-6/15/2011  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,193,989           1,222,718

   7.50%, 12/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          350,277  (b)        361,661

   8%, 1/15/2022-4/15/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          408,011             427,748

   8%, 4/15/2008-9/15/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,569,176  (b)      2,671,943

   8.50%, 2/15/2005-3/15/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          927,604             992,279

   8.50%, 1/15/2020  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          291,819  (b)        312,428

   9%, 5/15/2016-11/15/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,162,719           1,247,276

   9.50%, 1/15/2017-12/15/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          548,464             595,424

                                                                                                                  _____________

                                                                                                                     42,092,647

                                                                                                                  _____________

Government National Mortgage Association I;

  Construction Loans;

   6.75% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,505,500  (a)      6,601,944

                                                                                                                  _____________

Government National Mortgage Association I,

  Project Loans:

   6.32%, 10/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,586,899  (b)      2,612,769

   6.375%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,186,600  (a)      1,205,135

   6.375%, 10/15/2033  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,196,307           3,265,219

   6.40%, 10/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,846,463           1,894,933

   6.41%, 8/15/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          997,813           1,025,254

   6.43% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,500,000  (a)      1,523,430

   6.45%, 11/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,998,211  (b)      3,085,340

   6.55%, 12/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          703,500             718,667

   6.60%, 5/15/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,934,698           1,972,173

   6.625%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,472,700  (a)      5,590,691

   6.625%, 8/15/2028-1/15/2034 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,347,133           9,688,787

   6.70%, 3/15/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          642,887             669,606

   6.75%, 12/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,872,200           7,091,217

   9.25%, 10/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          938,836             939,419

                                                                                                                  _____________

                                                                                                                     41,282,640

                                                                                                                  _____________

Government National Mortgage Association II:

   5%, 4/20/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          487,833  (c)        489,956

   5%, 5/20/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,915,599  (b,c)    2,928,341

   9%, 3/20/2016-7/20/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          882,776             937,768

   9.50%, 9/20/2021-12/20/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          184,460             198,826

                                                                                                                  _____________

                                                                                                                      4,554,891

                                                                                                                  _____________

Government National Mortgage Association II,

  Real Estate Mortgage Investment Conduit,

  Collateralized Mortgage Obligations,

   Ser. 1997-2, Cl. K, 7.50%, 1/20/2024  . . . . . . . . . . . . . . . . . . . . . . . . .        2,780,000  (d)      2,843,912

                                                                                                                  _____________

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                Principal

Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------                                       _____________        ____________

U.S. Government Agencies/Mortgage-Backed Securities (continued)

Federal Home Loan Mortgage Corp.:

  Real Estate Mortgage Investment Conduit,

  Collateralized Mortgage Obligations,

       Ser. 1092, Cl. J, 8.50%, 5/15/2020  . . . . . . . . . . . . . . . . . . . . . . . .     $    176,739  (d)   $    176,666

Federal Home Loan Mortgage Corp. (continued)

  Stripped Securities, Interest Only Class:

       Ser. 1541, Cl. FA, 7%, 5/15/2019  . . . . . . . . . . . . . . . . . . . . . . . . .        4,904,658  (d,e)      658,254

       Ser. 1547, Cl. B, 7%, 2/15/2022 . . . . . . . . . . . . . . . . . . . . . . . . . .        1,750,000  (e)        286,073

       Ser. 1590, Cl. JA, 6.50%, 10/15/2021  . . . . . . . . . . . . . . . . . . . . . . .        6,000,000  (e)      1,070,625

       Ser. 1596, Cl. L, 6.50%, 12/15/2012 . . . . . . . . . . . . . . . . . . . . . . . .        1,800,000  (d,e)      271,800

       Ser. 1916, Cl. PI, 7%, 12/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . .        1,241,033  (d,e)      186,924

       Ser. 1987, Cl. PI, 7%, 9/15/2012  . . . . . . . . . . . . . . . . . . . . . . . . .        1,298,396  (e)        213,911

       Ser. 1999, Cl. PW, 7%, 8/15/2026  . . . . . . . . . . . . . . . . . . . . . . . . .        3,934,384  (d,e)      644,255

       Ser. 2066, Cl. PM, 6.50%, 12/15/2026  . . . . . . . . . . . . . . . . . . . . . . .        3,843,569  (e)        731,479

                                                                                                                  _____________

                                                                                                                      4,239,987

                                                                                                                  _____________

Federal Housing Administration,

  Project Loans:

       7.20%, 2/1/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,121,021           1,164,811

       7.625%, 4/1/2031  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,240,479           1,313,745

                                                                                                                  _____________

                                                                                                                      2,478,556

                                                                                                                  _____________

Federal National Mortgage Association:

   6.94% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,269,553  (a)      4,483,030

   Real Estate Mortgage Investment Conduit,

   Stripped Securities, Interest Only Class:

       Ser. 1993-61, Cl. N, 7%, 3/25/2022  . . . . . . . . . . . . . . . . . . . . . . . .        7,218,166  (d)      1,116,217

       Ser. 1993-137, Cl. PT, 7%, 6/25/2022  . . . . . . . . . . . . . . . . . . . . . . .        4,000,000  (d)        641,250

                                                                                                                  _____________

                                                                                                                      6,240,497

                                                                                                                  _____________

Total U.S. Government Agencies/Mortgage-Backed Securities. . . . . . . . . . . . . . . . .                          110,335,074

                                                                                                                  _____________

Asset-Backed Securities--8.6%

Illinois Power Special Purpose Trust,

   Ser. 1998-1, Cl. A-5, 5.38%, 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,000,000           1,993,375

Nomura Depositor Trust,

  Ser. 1998-ST-1:

       Cl. A-3, 6.127%, 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000  (a,f,g)    949,375

       Cl. A-5, 6.80%, 2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,500,000  (a,f,g)   3,358,906

The Money Store Home Equity Trust,

   Ser. 1997-A, Cl. A-9, 7.235%, 2028  . . . . . . . . . . . . . . . . . . . . . . . . . .        2,000,000           2,055,938

                                                                                                                  _____________

Total Asset-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            8,357,594

                                                                                                                  _____________

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                Principal

Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------                                       _____________        ____________

Commercial Mortgage Pass-Through Ctfs.--19.3%

Asset Securitization,

   Ser. 1997-D5, Cl. A1-D, 6.85%, 2041 . . . . . . . . . . . . . . . . . . . . . . . . . .     $  2,250,000  (d)   $  2,349,141

Chase Commercial Mortgage Securities,

   Ser. 1998-SN1, Cl. D, 6.486%, 2001  . . . . . . . . . . . . . . . . . . . . . . . . . .          750,000  (d,f,e)    724,805

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009  . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,000,000  (d)      2,061,910

DLJ Commercial Mortgage,

   Ser. 1998-ST1A, Cl. B-1, 6.567%, 2000 . . . . . . . . . . . . . . . . . . . . . . . . .        2,400,000  (d,f,g)   2,352,750

GS Mortgage Securities II:

   Ser. 1998-GL2, Cl. A-2, 6.562%, 2031  . . . . . . . . . . . . . . . . . . . . . . . . .        3,000,000  (d)      3,120,000

   Ser. 1998-GS1:

       Cl. C, 5.854%, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,000,000  (d,f,g)   2,970,938

       Cl. D, 6.154%, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,750,000  (d,f,g)   1,731,406

Merrill Lynch Mortgage Investors,

   Ser. 1997-SD1, Cl. E, 6.280%, 2010  . . . . . . . . . . . . . . . . . . . . . . . . . .        3,500,000  (d)      3,397,188

                                                                                                                  _____________

Total Commercial Mortgage Pass-Through Ctfs. . . . . . . . . . . . . . . . . . . . . . . .                           18,708,138

                                                                                                                  _____________


Residential Mortgage Pass-Through Ctfs.--20.6%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B-2, 6.50%, 2013  . . . . . . . . . . . . . . . . . . . . . . . . . .          301,630  (d)        279,008

Chase Mortgage Finance,

  Ser. 1998-S3:

       Cl. B-1, 6.50%, 2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          774,697  (d)        756,674

       Cl. B-2, 6.50%, 2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          664,025  (d)        648,577

GE Capital Mortgage Services,

   Ser. 1998-16, Cl. B-2, 6.50%, 2013  . . . . . . . . . . . . . . . . . . . . . . . . . .          617,424  (d)        588,096

Norwest Asset Securities:

  Ser. 1997-3:

       Cl. B-1, 7.25%, 2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,456,485  (d)      2,481,198

       Cl. B-2, 7.25%, 2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          982,594  (d)        984,923

   Ser. 1997-7, Cl. B-2, 7%, 2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          786,813  (d)        782,422

   Ser. 1997-9, Cl. B-2, 7%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          446,746  (d)        430,346

   Ser. 1997-15, Cl. B-2, 6.75%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . .          648,091  (d)        647,527

   Ser. 1997-20, Cl. B-2, 6.75%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . .          408,037  (d)        404,348

   Ser. 1998-14, Cl. B-3, 6.50%, 2013  . . . . . . . . . . . . . . . . . . . . . . . . . .          611,629  (d)        569,414

   Ser. 1998-18, Cl. B-3, 6.25%, 2028  . . . . . . . . . . . . . . . . . . . . . . . . . .          872,245  (d)        772,210

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-3, 6.75%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . .          296,731  (d)        307,553

   Ser. 1998-2:

       Cl. 3B-3, 6.75%, 2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          563,879  (d)        581,624

       Cl. 4B-3, 6.75%, 2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          398,318  (d)        409,793

   Ser. 1998-11, Cl. 2B-3, 6.25%, 2013 . . . . . . . . . . . . . . . . . . . . . . . . . .          521,897  (d)        475,904

Prudential Home Mortgage Securities,

   Ser. 1995-6, Cl. B-2, 7.50%, 2025 . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,108,448  (d)      2,130,249

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                Principal

Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------                                       _____________        ____________

Residential Mortgage Pass-Through Ctfs. (continued)

Residential Accredit Loans,

   Ser. 1997-QS6:

   Cl. M-2, 7.50%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  1,001,944  (d)   $  1,031,874

   Cl. M-3, 7.50%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          651,259  (d)        670,713

Residential Funding Mortgage Securities I:

   Ser. 1997-S10, Cl. M-3, 7%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . . .          504,715  (d)        507,016

   Ser. 1997-S11, Cl. M-3, 7%, 2012  . . . . . . . . . . . . . . . . . . . . . . . . . . .          732,860  (d)        745,965

   Ser. 1998-S12, Cl. M-3, 6.75%, 2028 . . . . . . . . . . . . . . . . . . . . . . . . . .        1,044,329  (d)        962,578

   Ser. 1998-S14, Cl. M-3, 6.50%, 2013 . . . . . . . . . . . . . . . . . . . . . . . . . .          840,675  (d)        840,309

   Ser. 1998-S16, Cl. M-3, 6.50%, 2013 . . . . . . . . . . . . . . . . . . . . . . . . . .          755,657  (d)        710,317

   Ser. 1997-S19, Cl. M-3, 6.50%, 2012 . . . . . . . . . . . . . . . . . . . . . . . . . .          664,080  (d)        629,814

   Ser. 1997-S21, Cl. M-3, 6.50%, 2012 . . . . . . . . . . . . . . . . . . . . . . . . . .          383,765  (d)        394,422

   Ser. 1998-NS1:

       Cl. M-2, 6.375%, 2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          153,435  (d)        153,367

       Cl. M-3, 6.375%, 2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           76,717  (d)         73,181

                                                                                                                  _____________

Total Residential Mortgage Pass-Through Ctfs.. . . . . . . . . . . . . . . . . . . . . . .                           19,969,422
                                                                                                                  _____________

TOTAL BONDS AND NOTES

   (cost $157,996,984) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $157,370,228
                                                                                                                  _____________

Short-Term Investments--.3%
-------------------------------------------------------

U.S. Treasury Bills:

   5.03%, 1/14/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       200,000  (h)   $       199,741

   5.05%, 1/21/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          100,000  (h)         99,755

                                                                                                                  _____________

TOTAL SHORT-TERM INVESTMENTS

   (cost $299,483) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $    299,496
                                                                                                                  _____________

TOTAL INVESTMENTS

   (cost $158,296,467) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           162.8%        $157,669,724

                                                                                                    _______       _____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .          (62.8%)      $ (60,823,440)

                                                                                                    _______       _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%        $ 96,846,284

                                                                                                    _______       _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Purchased on a forward commitment basis.

(b)  Held by broker as collateral for open reverse repurchase agreements.

(c)  Adjustable rate mortgage--interest rate subject to change periodically.

(d) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(e)  Reflects notional face amount.

(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $12,088,180 or 12.5% of net assets.

(g)  Variable rate security--interest rate subject to change periodically.

(h) Held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

  STATEMENT OF FINANCIAL FUTURES                              DECEMBER 31, 1998

                                                                            Market Value                          Unrealized

                                                                               Covered                           Appreciation

Financial Futures Short                                     Contracts       by Contracts        Expiration        at 12/31/98

____________________                                        ________        ____________         _________       ____________
U.S. Treasury 5 year notes . . . . . . . . . . . . . . .       69              $7,820,719        March '99          $ 63,156

U.S. Treasury 10 year notes. . . . . . . . . . . . . . .       66               7,864,312        March '99            89,075

                                                                                                                   _________

                                                                                                                    $152,231

                                                                                                                   _________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $158,296,467      $157,669,724

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              246,140

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            1,009,459

                                 Receivable for shares of Beneficial Interest subscribed . .                             41,673

                                 Paydown receivables . . . . . . . . . . . . . . . . . . .                               36,863

                                 Receivable for investment securities sold . . . . . . . .                                4,485

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                7,729

                                                                                                                 ______________

                                                                                                                    159,016,073

                                                                                                                 ______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               44,121

                                 Payable for investment securities purchased . . . . . . .                           44,957,346

                                 Payable for Reverse Repurchase Agreements--Note 5 . . . .                           16,958,000

                                 Payable for shares of Beneficial Interest redeemed  . . .                              121,716

                                 Interest payable--Note 5  . . . . . . . . . . . . . . . .                               17,163

                                 Payable for futures variation margin--Note 4(a) . . . . .                                  300

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               71,143

                                                                                                                 ______________

                                                                                                                     62,169,789

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  96,846,284

                                                                                                                 ______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                        $  97,812,880

                                 Accumulated undistributed investment income--net  . . . .                               11,427

                                 Accumulated net realized gain (loss) on investments . . .                            (503,511)

                                 Accumulated net unrealized appreciation (depreciation)
                                   of investments (including $152,231 net unrealized
                                   appreciation on financial futures)--Note 4(b) . . . . .                            (474,512)

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  96,846,284
                                                                                                                 ______________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            6,453,939

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $15.01

                                                                                                                       ________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $ 6,269,499

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .         $    525,492

                                 Shareholder servicing costs--Note 3(b)  . . . . .              218,728

                                 Interest expense--Note 5  . . . . . . . . . . . .              144,148

                                 Professional fees . . . . . . . . . . . . . . . .               39,592

                                 Trustees' fees and expenses--Note 3(c)  . . . . .               37,041

                                 Registration fees . . . . . . . . . . . . . . . .               34,108

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               23,658

                                 Prospectus and shareholders' reports  . . . . . .               17,983

                                 Loan commitment fees--Note 2  . . . . . . . . . .                  622

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               13,322

                                                                                            ___________

                                        Total Expenses . . . . . . . . . . . . . .            1,054,694


                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .             (340,642)

                                                                                            ___________

                                        Net Expenses . . . . . . . . . . . . . . .                                    714,052

                                                                                                                  ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  5,555,447

                                                                                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments
                                    and securities sold short  . . . . . . . . . .          $ 1,267,159

                                 Net realized gain (loss) on financial futures . .           (1,774,271)
                                                                                            ___________

                                        Net Realized Gain (Loss) . . . . . . . . .                                  (507,112)

                                 Net unrealized appreciation (depreciation) on
                                    investments and securities sold short (including
                                    $152,231 net unrealized appreciation
                                    on financial futures)  . . . . . . . . . . . .                                 (1,328,489)
                                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 (1,835,601)
                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $ 3,719,846
                                                                                                                  ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended        Year Ended

                                                                                          December 31, 1998  December 31, 1997
                                                                                           _________________  _________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   5,555,447       $   4,055,809

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .             (507,112)            954,499

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           (1,328,489)            776,447

                                                                                            _____________       _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .            3,719,846           5,786,755
                                                                                            _____________       _____________
DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5,545,920)         (4,053,909)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .             (291,592)         (1,027,054)
                                                                                            _____________       _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5,837,512)         (5,080,963)
                                                                                            _____________       _____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           43,371,763          31,673,859

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,345,234           3,692,556

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (24,682,862)        (17,807,854)
                                                                                            _____________       _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . .           23,034,135          17,558,561
                                                                                            _____________       _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .           20,916,469          18,264,353

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           75,929,815          57,665,462
                                                                                            _____________       _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 96,846,284        $ 75,929,815
                                                                                            _____________       _____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .     $        11,427   $           1,900
                                                                                            _____________       _____________

                                                                                               Shares              Shares
                                                                                            _____________       _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,827,468           2,070,281

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .              283,676             241,976

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,611,860)         (1,167,399)
                                                                                            _____________       _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .            1,499,284           1,144,858
                                                                                            _____________       _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Year Ended December 31,
                                                                        _______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996          1995         1994
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $15.32       $15.14       $15.42        $14.16       $15.39
                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .97           .99          .98          1.03         1.08

   Net realized and unrealized gain (loss) on investments  .          (.26)         .41         (.27)         1.25        (1.23)
                                                                   _______      _______      _______       _______      _______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . . . . . .           .71         1.40          .71          2.28         (.15)
                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.97)        (.99)        (.99)        (1.02)       (1.08)

   Dividends from net realized gain on investments . . . . .          (.05)        (.23)         --           --           --
                                                                   _______      _______      _______       _______      _______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . . . . . .         (1.02)       (1.22)        (.99)        (1.02)       (1.08)
                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $15.01       $15.32       $15.14        $15.42       $14.16
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          4.71%        9.55%        4.81%        16.62%        (.99%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . ..          .65%         .65%         .65%          .50%         .06%

   Ratio of interest expense and loan commitment
     fees to average net assets  . . . . . . . . . . . . . .           .17%           --           --           --            --

   Ratio of net investment income to average net assets  . .          6.34%        6.46%        6.50%         6.86%        7.34%

   Decrease reflected in above expense ratios
     due to undertakings by the Manager  . . . . . . . . . .           .39%         .42%         .52%          .78%        1.43%

   Portfolio Turnover Rate   . . . . . . . . . . . . . . . .        388.97%      534.25%      332.96%       254.36%      290.20%

   Net Assets, end of period (000's Omitted)   . . . . . . .       $96,846      $75,930      $57,665      $55,615       $44,937

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus BASIC GNMA Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund' s Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

   The Fund has an unused capital loss carryover of approximately $197,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1998 through December 31, 1998, and thereafter, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the Fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $340,642 during the period ended December 31, 1998

   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1998, the Fund was charged $134,372 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $30,649 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $23,658 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  (A)  The  following  summarizes  the  aggregate  amount of purchases and sales
(including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 1998:

                                                                                            Purchases              Sales
                                                                                          _____________        _____________
Long transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $515,977,078         $446,258,944

Short sale transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,046,875             --
                                                                                          _____________        _____________

   TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $518,023,953         $446,258,944
                                                                                          _____________        _____________

  The Fund may engage in short-selling which obligates the Fund to replace a security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with the custodian, of cash and /or U.S. Government securities sufficient to cover its short position. At December 31, 1998, there were no securities sold short outstanding.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1998, are set forth in the Statement of Financial Futures.

   (B) At December 31, 1998, accumulated net unrealized depreciation on investments and financial futures was $474,512, consisting of $1,847,467 gross unrealized appreciation and $2,321,979 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--REVERSE REPURCHASE AGREEMENTS:

  The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the Fund to interest rate risk and counter party credit risk.

  As of December 31, 1998, the Fund had entered into reverse repurchase agreements in the amount of $16,958,000. The average daily amount outstanding during the period ended December 31, 1998 was approximately $2,498,000, with a related weighted average annualized interest rate of 5.77%.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS BASIC GNMA FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statements of investments and financial futures, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999



DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.0023 per share as a long-term capital gain distribution of the $.0499 per share paid on August 31, 1998.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS BASIC

GNMA FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             080AR9812

BASIC

GNMA

Fund

Annual Report

December 31, 1998